STEIN ROE ADVISOR FUNDS
Annual Report
June 30, 1998

Picture of

STEIN ROE ADVISOR FUNDS

Tax-Exempt Funds

Stein Roe Advisor High-Yield Municipals Fund

LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS. (SM)

Contents
--------------------------------------------------------------------------------

Fund Performance........................................................       1
   How the Stein Roe Advisor High-Yield Municipals Fund has done over time

Q&A
   Interviews with the portfolio managers and
   summaries of investment activity
Stein Roe Advisor High-Yield Municipals Fund............................       2

Portfolio of Investments................................................       4

   Complete list of investments with market values

Financial Statements....................................................      11
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements...........................................      17

Financial Highlights....................................................      19
   Selected per-share data

Report of Independent Auditors..........................................      21

Must be preceded or accompanied by a prospectus.

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Fund Performance
--------------------------------------------------------------------------------

There are several ways to evaluate a fund's historical performance. You can look at the cumulative return percentage, the average annual return percentage or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gain distributions (the profits the fund earns when it sells fixed income securities that have grown in value).


                                                             Average Annual Total Returns
                                                              Periods ended June 30, 1998
----------------------------------------------------------------------------------------------------

                                                Past 1        Past 3         Past 5        Past 10
                                                 Year          Years          Years         Years
----------------------------------------------------------------------------------------------------
ADVISOR HIGH-YIELD MUNICIPALS FUND               8.06%          7.76%         6.41%         7.77%
Lehman Municipal Bond Index                      8.66           7.85          6.46          8.30


GROWTH of a $10,000 investment for the years ended June 30.

Stein Roe Advisor High-Yield Municipals Fund


          Advisor High-Yield Municipals Fund        Lehman Municipal Bond Index

6/30/88                 10000                                  10000
6/30/89                 11375                                  11139
6/30/90                 12209                                  11898
6/30/91                 13252                                  12970
6/30/92                 14413                                  14497
6/30/93                 15509                                  16231
6/30/94                 15622                                  16258
6/30/95                 16914                                  17692
6/30/96                 18032                                  18867
6/30/97                 19583                                  20424
6/30/98                 21127                                  22193


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAIN DISTRIBUTIONS. Total return figures do not include sales charges or contingent deferred sales charges (CDSC). Class K shares may be purchased only through certain intermediaries, including certain bank trust departments, wrap fee programs and retirement plans. The Advisor currently limits expenses on Class K shares to 1.10% of average net assets. Absent this limit, total return would be less. Historical performance for Class K shares for the period prior to 2/4/98 is based on the performance of the SR&F High-Yield Municipals Portfolio, restated to reflect 12b-1 fees and any other expenses applicable to that class, without giving any effect to fee waivers and assuming reinvestment of dividends and capital gains. This graph compares the performance of the Stein Roe Advisor High-Yield Municipals Fund to the Lehman Municipal Bond Index, an unmanaged group of stocks not associated with any Stein Roe fund.

Q&A
--------------------------------------------------------------------------------

AN INTERVIEW WITH JANE MCCART, PORTFOLIO MANAGER OF ADVISOR HIGH-YIELD MUNICIPALS FUND AND SR&F HIGH-YIELD MUNICIPALS PORTFOLIO

   FUND DATA
   INVESTMENT OBJECTIVE:

   Seeks a high level of tax-free income consistent with capital preservation by investing in longer-term municipal securities, principally of medium and lower quality.


Q: HOW DID THE FUND PERFORM?

A: We believe the Fund performed well throughout the year as investors continued to favor high-yield bonds as an attractive alternative to volatile U.S. equities. The Fund returned 8.06 percent for the fiscal year ended June 30, 1998, while the Lehman Municipal Bond Index and the Lipper high-yield municipals debt fund peer group returned 8.66 percent and 9.52 percent, respectively, for the same time period.

Q: WHY DID THE PORTFOLIO UNDERPERFORM ITS PEER GROUP?

A: A paper de-inking plant issue that we owned experienced start-up difficulties which negatively impacted the Fund's performance in the early part of the fiscal year. We sold that holding, but its effect on performance kept us behind the peer group for the entire year. In addition, our holdings didn't experience as many refundings as other funds in our peer group.

Q: WHAT WENT ON IN THE HIGH-YIELD MUNICIPAL MARKET THIS YEAR?

A: Opportunities were limited for most of the year. The spreads, or difference in prices, between credit quality sectors continued to narrow as the number of municipal bonds backed by insurance increased. It was hard to find attractive issues in the mid-investment grade category and investors began to reach for yield in lower-quality investments such as start-up continuing care facilities. We stopped buying these types of securities about a year ago because we felt we weren't getting compensated for the risk. Now, some of those facilities are experiencing difficulties and investors who purchased them are beginning to demand higher yields, though not yet at the level that we believe is justified. A similar risk/reward situation exists in the co-generation/independent power project sector. We own bonds in this sector, but we are comfortable with the issues we own. We think investors are now more cautious and therefore, we're seeing spreads widen among certain issues.

Q: DID YOU ADD TO YOUR POSITION IN THE POWER PROJECT SECTOR?

A: Yes, we did buy some additional issues in the co-generation/power plant sector. These facilities generally convert a waste by-product to energy. The power is then usually sold to public utilities or a manufacturing plant adjacent to the power plant. We invested in low-cost power producers that we believe will remain competitive in the changing environment of power production.

Q: INVESTING IN ELECTRICAL UTILITIES IS A NEWER THEME FOR THE PORTFOLIO. BECAUSE OF THE DEREGULATION IN THAT INDUSTRY, IT SEEMS LIKE AN OPPORTUNISTIC MOVE. CAN YOU EXPLAIN HOW THE PORTFOLIO MAY BENEFIT?

A: We think this will be an attractive sector going forward. Deregulation will cause companies to operate more efficiently to gain market share. And demand has been intense this year, due to unexpectedly warm weather and several nuclear power-plant closings. We also think peak demand in the summer months will drive prices even higher in this sector. So companies that operate well and have the supply to sell stand to see abundant profits. Because the driving force behind profits is a supply/demand issue, some companies also stand to suffer from this trend. The key to uncovering opportunities in this sector is through credit research, which is one of Stein Roe's strengths.

Q: WHAT'S YOUR OUTLOOK?

A: We plan to maintain our current posture, while looking for opportunities to purchase lower-rated securities at attractive prices. Near the end of the fiscal year, we began to see some credit spreads widen. If spreads widen enough to warrant attractive purchases, we plan to buy higher-risk securities. We also believe that if supply remains strong in the municipal market, issues will stay cheap compared to their taxable counterparts.
     We anticipate that the Federal Reserve will base its next interest rate move on events in Asia and that will likely guide the overall markets' next moves. If interest rates remain low, municipal bonds should remain cheap.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Holdings are disclosed as a percentage of SR&F High-Yield Municipals Portfolio. Portfolio holdings are as of June 30, 1998; portfolio data is subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Tax-free income is exempt from federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Lehman Municipal Bond Index is an unmanaged group of municipal bonds that differs from the composition of the portfolio; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's tax-exempt high yield municipal debt fund peer group for the one-, five- and 10-year periods ended June 30, 1998, were 9.52 percent, 6.44 percent and 8.05 percent, respectively.

Investing in high yield bonds involves greater credit and other risks not generally associated with investing in higher-quality securities.

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SR&F High-Yield Municipals Portfolio
--------------------------------------------------------------------------------
Portfolio Investments at June 30, 1998
(Dollar amounts in thousands)


                                                                                       PRINCIPAL    MARKET
MUNICIPAL SECURITIES (98.6%) .........................................................    AMOUNT     VALUE
                                                                                       ---------   -------
ARIZONA (2.5%)
Arizona Health Facilities Authority Hospital System Revenue
   (Phoenix Memorial Hospital) 8.125% 6/1/12 .........................................   $ 2,500   $ 2,705
Maricopa County Pollution Control Corporation PCR
   (Arizona Public Service Company, LOC Bank of America)
   Series E VRDB 3.800% ..............................................................       800       800
Pima County Industrial Development Authority IDR
   (Tucson Electric Power Company)
     Series B 6.000% 9/1/29 ..........................................................     1,000     1,010
     Series C 6.000% 9/1/29 ..........................................................     4,000     4,041
                                                                                                 ---------
                                                                                                     8,556
ARKANSAS (0.2%)
Pulaski County Public Facilities Board Multi-Family Revenue
   (Chenel Park Apartments, LOC PNC Bank Kentucky)
   VRDB 3.800% (a) ...................................................................       500       500

CALIFORNIA (2.7%)
Foothill/Eastern Transportation Corridor Agency Toll Road
   Revenue Series 1995A 6.500% 1/1/32 ................................................     2,000     2,179
Long Beach Aquarium of the Pacific Revenue Series A
   6.125% 7/1/23 .....................................................................     5,750     6,053
Los Angeles County TRAN Series 98-99A 4.500% 6/30/99 .................................     1,000     1,008
                                                                                                 ---------
                                                                                                     9,240
COLORADO (6.4%)
Adams County Single-Family Mortgage Revenue Series B
   (escrowed in U.S. Treasury securities)
     11.250% 9/1/11 (prerefunded to 9/1/09) ..........................................       325       507
     11.250% 9/1/11 (prerefunded to 9/1/10) ..........................................       360       571
     11.250% 9/1/11 ..................................................................       220       355
     11.250% 9/1/12 ..................................................................     1,440     2,361
Arapahoe County Capital Improvement Trust Fund Highway Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 8/31/05)
   7.000% 8/31/26 ....................................................................     7,000     8,332
Briargate Public Building Authority Landowner Assessment Lien
   Series 1985A 10.250% 12/15/00 (b) .................................................       220       187
   Series 1986A 9.500% 12/15/07 (b) ..................................................       807       686
Colorado Health Facilities Authority Revenue
   (Birchwood Manor Apartments, collateralized by GNMA)
     Series A 7.250% 4/1/11 ..........................................................       655       683
   (PSL Health Systems, escrowed in U.S. Treasury securities,
     prerefunded to 2/15/01) Series B 8.500% 2/15/21 .................................     3,250     3,667
Denver City and County Airport Revenue Series D
   7.750% 11/15/21 (escrowed in U.S. Treasury securities, prerefunded to 11/15/01) (a)       830       937
   7.750% 11/15/21 (a) ...............................................................     3,170     3,524
                                                                                                 ---------
                                                                                                    21,810
DISTRICT OF COLUMBIA (2.1%)
District of Columbia GO Series A 6.000% 6/01/26 ......................................     7,000     7,366

FLORIDA (2.8%)
Florida Housing Finance Agency Multi-Family Housing Revenue
   (Palm-Aire) 10.000% 1/1/20 (a) (b) ................................................     2,835     2,126
Leesburg Hospital Revenue (Leesburg Regional Medical Center,
   escrowed in U.S. Treasury securities, prerefunded to 7/1/02)
   Series A 7.375% 7/1/11 ............................................................       775       880

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SR&F High-Yield Municipals Portfolio CONTINUED
--------------------------------------------------------------------------------
                                                                                       PRINCIPAL    MARKET
                                                                                          AMOUNT     VALUE
                                                                                       --------- ---------
Orange County Health Facilities Authority
   (Orlando Lutheran Towers) 8.625% 7/1/20 ...........................................   $ 5,000   $ 5,901
St. Lucie County Solid Waste Disposal Revenue
   (Florida Power & Light Company)
   VRDB 3.900% (a) ...................................................................       400       400
                                                                                                 ---------
                                                                                                     9,307
GEORGIA (4.2%)
Cartersville Development Authority (Anheuser-Busch)
   7.375% 5/1/09 (a) .................................................................     5,000     6,117
   7.400% 11/1/10 (a) ................................................................     1,000     1,238
Municipal Electric Authority of Georgia Power Revenue Series V
   6.600% 1/1/18 .....................................................................     6,065     7,173
                                                                                                 ---------
                                                                                                    14,528
IDAHO (0.7%)
Idaho Housing Agency Single-Family Mortgage Series B 7.500% 7/1/24 (a) ...............     2,370     2,505

ILLINOIS (2.3%)
Chicago Skyway Toll Bridge Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 1/1/04)
   6.750% 1/1/17 .....................................................................     1,500     1,706
Illinois Development Finance Authority (Catholic Charities)
   5.950% 1/1/09 .....................................................................     1,400     1,446
Illinois Health Facilities Authority Revenue
   (United Medical Center, escrowed in U.S. Treasury securities,
     prerefunded to 7/1/03) 8.125% 7/1/06 ............................................     2,225     2,501
   (Edward Hospital Association, escrowed in U.S. Treasury securities,
     prerefunded to 2/15/02) 7.000% 2/15/22 ..........................................       685       761
Illinois Housing Development Authority Multi-Family Housing
   Series C 7.400% 7/1/23 ............................................................       140       147
Sauget Village PCR (Monsanto) VRDB 3.650% ............................................       800       800
Southwestern Illinois Development Authority Solid Waste Disposal
   Revenue (Shell Oil Company) VRDB 3.900% (a) .......................................       100       100
Will County Exempt Facilities Revenue (Amoco Corporation)
   VRDB 3.900% (a) ...................................................................       500       500
                                                                                                 ---------
                                                                                                     7,961
INDIANA (11.9%)
Hammond Sewer & Solid Waste Disposal Revenue
   (American Maize Products, gtd. by Eridania Beghin-Say) 8.000% 12/1/24 (a) .........     4,000     4,670
Indianapolis Airport Authority Revenue Special Facilities
   (Federal Express) 7.100% 1/15/17 (a) ..............................................     5,000     5,636
   (United Airlines) 6.500% 11/15/31 (a) .............................................     7,000     7,579
Indianapolis Local Public Improvement Bond Bank Series C
   (escrowed in U.S. Treasury securities, prerefunded to 1/1/02)
   6.700% 1/1/17 .....................................................................     8,900     9,793
Indiana State Development Finance Authority Revenue
   (Inland Steel Company) 5.750% 10/1/11 .............................................     5,000     5,151
Indiana Transportation Finance Authority Airport Facilities
   Lease Revenue Series A
     6.250% 11/1/16 (escrowed in U.S. Treasury securities,
       prerefunded to 11/1/02) .......................................................     3,550     3,906
     6.250% 11/1/16 ..................................................................       950     1,022


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

SR&FHigh-Yield Municipals Portfolio CONTINUED
--------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL    MARKET
                                                                                          AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------
INDIANA (CONTINUED)
New Castle Economic Development Revenue
   8.650% 4/1/17 (escrowed in U.S. Treasury securities,
     prerefunded to 4/1/99)...........................................................   $ 2,860   $ 3,101
   Zero Coupon (Yield to Maturity 10.855%) 3/1/18 (b).................................    30,655        77
                                                                                                 ---------
                                                                                                    40,935
IOWA (1.2%)
Iowa Housing Finance Authority (AMBAC Insured)
   Zero Coupon (Yield to Maturity 10.262%) 9/1/16.....................................    18,005     2,383
Iowa State School Cash Anticipation Program (FSA Insured)
   4.500% 6/25/99.....................................................................     1,000     1,008
Muscatine County PCR (Monsanto) VRDB 3.650%...........................................       800       800
                                                                                                 ---------
                                                                                                     4,191
KANSAS (0.6%)
Wichita Revenue (CSJ Health System) 7.000% 11/15/18...................................     2,000     2,170

LOUISIANA (1.6%)
De Soto Parish Environmental Improvement Revenue
   (International Paper) Series A 7.700% 11/1/18 (a)..................................     2,500     2,932
Louisiana Public Facilities Authority Hospital Revenue
   (Women's Hospital Foundation, escrowed in U.S. Treasury
   securities, prerefunded to 10/1/02) 7.250% 10/1/22.................................     2,300     2,606
                                                                                                 ---------
                                                                                                     5,538
MASSACHUSETTS (2.6%)
Massachusetts Bay Transportation Authority Series 92B
   6.200% 3/1/16......................................................................     5,825     6,594
Massachusetts State Health & Educational Facilities Authority Revenue
   (Dana Farber Cancer Institute) 6.250% 12/1/22......................................     2,000     2,170
                                                                                                 ---------
                                                                                                     8,764
MISSISSIPPI (3.5%)
Adams County Hospital Revenue (Jefferson Davis Memorial Hospital,
   escrowed in U.S. Treasury securities, prerefunded to 10/1/01)
   7.900% 10/1/08.....................................................................       750       851
Claiborne County PCR (System Energy Resources)
   9.500% 12/1/13 ....................................................................       750       786
   9.875% 12/1/14.....................................................................     1,000     1,049
   7.300% 5/1/25......................................................................     2,000     2,112
Lowndes County Solid Waste Disposal PCR
   (Weyerhaeuser Company) 6.800% 4/1/22...............................................     5,995     7,249
                                                                                                 ---------
                                                                                                    12,047
MISSOURI (1.6%)
Missouri Health & Educational Facilities Authority Health
   Facilities Revenue (Lutheran Senior Services)
   5.750% 2/1/17......................................................................     2,000     2,066
St. Louis Industrial Development Authority IDR
   (Kiel Center)
   7.875% 12/1/24 (a).................................................................     3,000     3,309
                                                                                                 ---------
                                                                                                     5,375
MONTANA (0.3%)
Montana State Board of Housing Single-Family Mortgage
   Series B-1 7.300% 10/1/17..........................................................       415       438
   Series B-2 7.500% 4/1/23 (a).......................................................       460       486
                                                                                                 ---------
                                                                                                       924

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SR&F High-Yield Municipals Portfolio CONTINUED
--------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL    MARKET
                                                                                          AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------
NEBRASKA (1.3%)
Nebraska Higher Education Loan Program Series A-6 Junior Subordinated
   (MBIA Insured) 6.450% 6/1/18 (a)...................................................   $ 4,000   $ 4,451

NEVADA (2.2%)
Clark County IDR (Nevada Power Company)
   Series A 5.900% 11/1/32 (a)........................................................     5,000     5,077
Humboldt County PCR (Idaho Power Company)
   8.300% 12/1/14.....................................................................     2,000     2,386
                                                                                                 ---------
                                                                                                     7,463
NEW JERSEY (2.7%)
New Jersey Economic Development Authority Revenue
   (Keswick Pines) 5.700% 1/1/18......................................................     1,300     1,307
   (Winchester Gardens) 8.625% 11/1/25................................................     5,000     5,593
New Jersey Health Care Facilities Financing Authority Revenue
   (Raritan Bay Medical Center) 7.250% 7/1/27.........................................     2,200     2,404
                                                                                                 ---------
                                                                                                     9,304
NEW MEXICO (2.8%)
Farmington PCR
   (Public Service Company of New Mexico) 6.300% 12/1/16..............................     5,000     5,404
   (Tucson Electric Power Company) 6.950% 10/1/20.....................................     2,000     2,244
New Mexico Educational Assistance Foundation Student Loan
   Revenue Subordinated Series A-2 6.650% 11/1/25 (a).................................     1,955     2,119
                                                                                                 ---------
                                                                                                     9,767
NEW YORK (4.8%)
Erie County Water Authority Revenue (AMBAC Insured)
   Zero Coupon (Yield to Maturity 7.301%) 12/1/17.....................................       660       164
New York City GO
   Series B 7.250% 8/15/07 ...........................................................     1,000     1,184
   Series G 5.750% 2/1/14 ............................................................     5,720     5,978
New York City Industrial Development Authority IDR
   (Brooklyn Navy Yard, Cogen Partners) 5.650% 10/1/28 (a)............................     3,000     3,030
New York City Industrial Development Authority Special
   Facility Revenue (Terminal One Group Association)
   6.000% 1/1/15 (a)..................................................................     3,465     3,650
Triborough Bridge & Tunnel Authority Revenue Series E
   7.250% 1/1/10......................................................................     2,000     2,351
                                                                                                 ---------
                                                                                                    16,357
NORTH CAROLINA (2.8%)
North Carolina Eastern Municipal Power Agency Revenue
   Series A 6.500% 1/1/18 (escrowed in U.S. Treasury securities) .....................     3,320     3,936
   Series A 6.500% 1/1/18.............................................................     1,680     1,899
   Series B 6.000% 1/1/26.............................................................     3,500     3,795
                                                                                                 ---------
                                                                                                     9,630
OHIO (3.2%)
Greater Allen County Housing Development Corporation Revenue
   (Steiner-McBride Apartments) 10.250% 9/1/03 (a)....................................     1,385     1,388
Montgomery County Health Care Facilities Revenue
   (Friendship Village of Dayton) Series B 6.250% 2/1/22..............................     2,250     2,340
Ohio State Water Development Authority Solid Waste
   Disposal Revenue (Bay Shore Power Company) Series A
   5.875% 9/1/20 (a)..................................................................     7,000     7,099
                                                                                                 ---------
                                                                                                    10,827

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

SR&F High-Yield Municipals Portfolio CONTINUED
--------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL    MARKET
                                                                                          AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------
PENNSYLVANIA (9.8%)
Allentown Area Hospital Authority Revenue (Sacred Heart
   Hospital) 7.500% 7/1/06............................................................   $ 3,460   $ 3,767
Beaver County Industrial Development Authority PCR
   (Toledo Edison Company) 7.625% 5/1/20..............................................     4,900     5,564
Dauphin County Industrial Development Authority Water
   Development Revenue (General Waterworks Corporation)
   Series A 6.900% 6/1/24 (a).........................................................     3,200     3,913
Montgomery County Higher Education & Health Authority
   Hospital Revenue (Jeanes Health Systems, escrowed in U.S.
   Treasury securities, prerefunded to 7/1/00) 8.750% 7/1/20..........................     3,200     3,547
Pennsylvania Economic Development Financing Authority
   Resource Recovery Revenue (Northhampton Generating)
     Series B 6.750% 1/1/07 (a).......................................................     3,000     3,287
     Series A 6.500% 1/1/13 (a).......................................................     2,000     2,123
Philadelphia Hospitals & Higher Education Facilities Authority
   Revenue (Temple University Hospital) 5.875% 11/15/23...............................     4,000     4,137
Philadelphia Municipal Authority Revenue Lease Series 1993D
   6.250% 7/15/13.....................................................................     2,500     2,655
Philadelphia Water & Sewer Revenue Tenth Series
   (escrowed in U.S. Treasury securities)
   7.350% 9/1/04......................................................................     4,105     4,640
                                                                                                 ---------
                                                                                                    33,633
PUERTO RICO (1.7%)
Puerto Rico Highway & Transportation Authority
   Series T 6.625% 7/1/18 (escrowed in U.S. Treasury securities,
     prerefunded to 7/1/02)...........................................................     3,200     3,551
   Series V 6.625% 7/1/12 ............................................................     2,000     2,180
                                                                                                 ---------
                                                                                                     5,731
SOUTH DAKOTA (0.8%)
South Dakota Student Loan Assistance Corporation Series C
   (escrowed in U.S. Treasury securities) 7.450% 8/1/00 (a)...........................     2,700     2,875

TENNESSEE (1.0%)
Knox County Health Educational and Housing Facilities Board
   Hospital Facilities Revenue (Baptist Health Systems,
   escrowed in U.S. Treasury securities, prerefunded to 4/15/99)
   8.600% 4/15/16                                                                          2,005     2,120
Metropolitan Government of Nashville & Davidson Counties Health and
   Educational Facilities Board Revenue (The Blakeford at Green Hills)
   5.650% 7/1/24                                                                           1,500     1,478
                                                                                                 ---------
                                                                                                     3,598
TEXAS (9.1%)
Alliance Airport Authority Special Facilities Revenue
   (American Airlines) 7.000% 12/1/11 (a).............................................     4,070     4,831
Bexar County Housing Finance Corporation Revenue
   (collateralized by GNMA) Series B 9.250% 4/1/16 (a)................................       140       143
Brazos Higher Education Authority Subordinated Series C-2
   5.875% 6/1/04 (a)..................................................................       835       854
Brazos River Authority PCR (Texas Utilities Electric Company)
   Variable Rate 4.150% Mandatory Put 6/18/99 (a).....................................     4,000     4,000

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

SR&F High-Yield Municipals Portfolio CONTINUED
--------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL    MARKET
                                                                                          AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------
TEXAS (CONTINUED)
Gulf Coast Waste Disposal Authority (Amoco Oil Company)
   Series 1993 VRDB 3.900% (a)........................................................    $  500    $  500
   Series 1994 VRDB 3.900% (a)........................................................       800       800
Harris County Housing Finance Corporation Single-Family
   Mortgage Revenue 9.625% 3/15/03....................................................       200       202
Houston Airport System Revenue (Continental Airlines)
   6.125% 7/15/17 (a).................................................................     4,000     4,166
   6.125% 7/15/27 (a).................................................................     2,000     2,076
Montgomery County Health Facilities Development Corporation
   (Woodlands Medical Center, escrowed in U.S. Treasury
   securities, prerefunded to 8/15/99) 8.850% 8/15/14.................................     2,400     2,557
Port of Bay City Authority Matagorda County Revenue
   (Hoechst Celanese Corporation) 6.500% 5/1/26 (a)...................................     3,000     3,311
Texas City IDR (Atlantic Richfield Company)
   7.375% 10/1/20.....................................................................     2,000     2,576
Texas Housing Agency Residential Development Revenue
   Series D 8.400% 1/1/21 (a).........................................................       270       283
Texas TRAN Series 97A 4.750% 8/31/98..................................................     3,000     3,005
Tyler Health Facilities Development Corporation
   (Mother Francis Hospital) Series A 5.625% 7/1/13...................................     1,785     1,791
                                                                                                 ---------
                                                                                                    31,095
UTAH (0.2%)
Utah Housing Finance Agency Single-Family Mortgage
   Series B-2 7.750% 1/1/23 (a).......................................................       285       300
   Series C-3 7.550% 7/1/23 (a).......................................................       465       491
                                                                                                 ---------
                                                                                                       791
VIRGINIA (2.1%)
Pittsylvania County Industrial Development Authority Revenue
   (Multitrade of Pittsylvania County L.P.) Series A (a)
        7.450% 1/1/09 ................................................................     3,500     3,866
        7.550% 1/1/19 ................................................................     3,100     3,423
                                                                                                 ---------
                                                                                                     7,289
WASHINGTON (5.6%)
Quincy Water and Sewer Revenue Series I (escrowed in
   U.S. Treasury securities, prerefunded to 11/1/00)
   9.250% 11/1/10 ....................................................................     2,475     2,738
Washington GO Series B 6.400% 6/1/17..................................................     5,000     5,836
Washington State Health Care Facilities Authority Revenue
   (Sacred Heart Medical Center) 6.875% 2/15/12.......................................     1,500     1,634
Washington State Housing Finance Commission Single-Family
   Mortgage Revenue Series C (collateralized by GNMA/FNMA) (a)
     Zero Coupon (Yield to Maturity 7.750%) 1/1/22....................................     1,685       300
     Zero Coupon (Yield to Maturity 7.750%) 7/1/22....................................     1,860       320
     Zero Coupon (Yield to Maturity 7.750%) 1/1/23....................................     1,860       308
     Zero Coupon (Yield to Maturity 7.750%) 7/1/23....................................     1,865       298
     Zero Coupon (Yield to Maturity 7.750%) 1/1/24....................................     1,875       288
     Zero Coupon (Yield to Maturity 7.750%) 7/1/24....................................     1,865       277
Washington State Public Power Supply System Revenue
   Zero Coupon (Yield to Maturity 6.888%) 7/1/07......................................     6,945     4,545
   6.300% 7/1/12 .....................................................................     2,500     2,835
                                                                                                 ---------
                                                                                                    19,379


SR&F High-Yield Municipals Portfolio CONTINUED
--------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL    MARKET
                                                                                          AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------
WISCONSIN (0.9%)
Wisconsin Housing and Economic Development Authority
   Series B 7.850% 3/1/24 (a).........................................................   $ 2,950   $ 3,108

WYOMING (0.4%)
Wyoming Community Development Authority Single-Family
   Mortgage Series A
   7.375% 6/1/17......................................................................     1,140     1,205
                                                                                                 ---------

TOTAL MUNICIPAL SECURITIES (98.6%)
   (Cost $312,137)....................................................................             338,220
OTHER ASSETS, LESS LIABILITIES (1.4%).................................................               4,946
                                                                                                 ---------
TOTAL NET ASSETS (100.0%).............................................................            $343,166
                                                                                                 =========


NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) These securities are subject to the federal alternative minimum tax. At June 30, 1998, these securities represented 33.7 percent of net assets.
(b)Issuer is in default of certain debt convenants. Income is not being accrued.
(c)At June 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $26,083, consisting of gross unrealized appreciation of $28,181 and gross unrealized depreciation of $2,098.

See accompanying Notes to Financial Statements


Stein Roe Advisor High-Yield Municipals Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1998
(All amounts in thousands, except per-share amount)
ASSETS
Investment in SR&F High-Yield Municipals Portfolio, at value..........................    $1,023
Cash .................................................................................        15
Receivable for fund shares sold.......................................................        10
Other assets..........................................................................         3
                                                                                         -------
   Total assets.......................................................................     1,051
                                                                                         -------
LIABILITIES
Payable to investment adviser ........................................................         9
Dividends payable.....................................................................         3
Other liabilities.....................................................................        10
                                                                                         -------
   Total liabilities..................................................................        22
                                                                                         -------
   Net assets.........................................................................    $1,029
                                                                                         =======
ANALYSIS OF NET ASSETS
Paid-in capital.......................................................................    $1,030
Net unrealized appreciation on investments............................................         1
Accumulated net realized losses on investments .......................................       (2)
                                                                                         -------
   Net assets.........................................................................    $1,029
                                                                                         =======
Shares outstanding (unlimited number authorized)......................................       103
                                                                                         =======
Net asset value per share.............................................................    $ 9.94
                                                                                         =======

See accompanying Notes to Financial Statements.


Stein Roe Advisor High-Yield Municipals Fund
--------------------------------------------------------------------------------
Statement of Operations
For the period ended June 30, 1998 (a)
(All amounts in thousands)
INVESTMENT INCOME
Tax-exempt interest allocated from SR&F High-Yield Municipals Portfolio.................   $ 12
                                                                                         ------
EXPENSES
Audit and legal fees....................................................................     11
Accounting fees.........................................................................     10
Trustees' fees..........................................................................      3
SEC and state registration fees.........................................................      2
Transfer agent fees.....................................................................      1
Expenses allocated from SR&F High-Yield Municipals Portfolio............................      1
Printing and postage....................................................................      1
Other...................................................................................      2
                                                                                         ------
   Total expenses.......................................................................     31
Reimbursement of expenses by investment adviser.........................................   (29)
                                                                                         ------
   Net expenses.........................................................................      2
                                                                                         ------
   Net investment income................................................................     10
                                                                                         ------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments allocated from SR&F High-Yield Municipals Portfolio..    (2)
Change in unrealized appreciation or depreciation on investments........................      1
                                                                                         ------
   Net losses on investments............................................................     (1)
                                                                                         ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................   $  9
                                                                                         ======

(a)From commencement of operations on February 4, 1998.


See accompanying Notes to Financial Statements.


Stein Roe Advisor High Yield Municipals Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets For the period ended June 30, 1998 (a)
(All amounts in thousands)

OPERATIONS
Net investment income..................................................................     $  10
Net realized losses on investments.....................................................       (2)
Net change in unrealized appreciation or depreciation on investments...................         1
                                                                                          -------
   Net increase in net assets resulting from operations................................         9
                                                                                          -------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income...............................................      (10)
                                                                                          -------
SHARE TRANSACTIONS
Subscriptions to fund shares...........................................................     1,078
Value of distributions reinvested......................................................         2
Redemptions of fund shares.............................................................      (50)
                                                                                          -------
   Net increase from share transactions................................................     1,030
                                                                                          -------
   Net increase in net assets..........................................................     1,029
TOTAL NET ASSETS
Beginning of period....................................................................        --
                                                                                          -------
End of period..........................................................................    $1,029
                                                                                          =======
ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ..........................................................       108
Issued in reinvestment of distributions................................................        --
Redemptions of fund shares.............................................................       (5)
                                                                                          -------
   Net increase in fund shares.........................................................       103
Shares outstanding at beginning of period..............................................        --
                                                                                          -------
Shares outstanding at end of period....................................................       103
                                                                                          =======

(a)From commencement of operations on February 4, 1998.


See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)


NOTE 1. ORGANIZATION

         Stein Roe Advisor High-Yield Municipals Fund (the "Fund") is a series of Stein Roe Advisor Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F High-Yield Municipals Portfolio (the "Portfolio"), which seeks a high level of tax-free income by investing in long-term municipal securities principally of medium and lower quality.

         The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 2, 1998. At commencement, Stein Roe High-Yield Municipals Fund contributed $335,711 in securities and other assets in exchange for beneficial ownership of the Portfolio. At February 4, 1998, Stein Roe Advisor High-Yield Municipals Fund contributed $100 in securities and other assets. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At June 30, 1998, Stein Roe High-Yield Municipals Fund and Stein Roe Advisor High-Yield Municipals Fund owned 99.70 percent and .30 percent, respectively, of the Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         The following summarizes the significant accounting policies of the Fund and Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.

         Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. There were no when-issued or delayed delivery purchase commitments as of June 30, 1998.

INVESTMENT VALUATIONS

         All securities are valued as of June 30, 1998. Municipal securities are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of bid valuations provided by a pricing service. Other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

FUTURES CONTRACTS

         The Portfolio may enter into futures contracts to either hedge against expected declines of its portfolio securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.

         Upon entering into a futures contract, the Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires. The Portfolio did not enter into any futures contracts during the period ended June 30, 1998.

FEDERAL INCOME TAXES

         No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on their respective percentages of ownership.

DISTRIBUTIONS TO SHAREHOLDERS

         Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently than generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return

Notes to Financial Statements CONTINUED
--------------------------------------------------------------------------------

of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.


NOTE 3. PORTFOLIO COMPOSITION

         The Portfolio invests in municipal securities including, but not limited to, general obligation bonds, revenue bonds and escrowed bonds (which are bonds that have been refinanced, the proceeds of which have been invested in U.S. government or agency obligations and set aside to pay off the original issue at the first call date or maturity). See the Portfolio's schedule of investments for additional information regarding portfolio composition.

NOTE 4. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

         The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.

         The management fee for the Portfolio is computed at an annual rate of .45 of 1 percent of the first $100 million of average daily net assets, .425 of
1 percent of the next $100 million, and .40 of 1 percent thereafter. The administrative fee for the Fund is computed at an annual rate of .15 of 1 percent of the first $100 million of average daily net assets, .125 of 1 percent of the next $100 million, and .10 of 1 percent thereafter.

         The Adviser also provides fund accounting services.

         The Adviser has agreed to reimburse the Fund to the extent that expenses exceed 1.10 percent of average annual net assets. This expense limitation expires on January 31, 1999, subject to earlier termination by the Adviser on 30 days notice.

         Shares of the Fund are distributed by Liberty Funds Distributor, Inc. (the "Distributor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. The trustees of the Trust have adopted a plan of distribution and service pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for services and/or distribution, the Distributor receives from the Fund a fee at an annual rate not to exceed 0.25 percent of average daily net assets.

         Transfer agent fees are paid to Colonial Investor Services Inc. (CISC), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company.

         Certain officers and trustees of the Trust are also officers of the Adviser. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 5. SHORT-TERM DEBT

         To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings by either the Fund or the Portfolio during the period ended June 30, 1998.

NOTE 6. INVESTMENT TRANSACTIONS

         The Portfolio's aggregate cost of purchases and proceeds from sales or maturities of securities, excluding short-term obligations, for the period ended June 30, 1998, were $14,947 and $9,434, respectively.

Financial Highlights
--------------------------------------------------------------------------------

Stein Roe Advisor High-Yield Municipals Fund

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                                      PERIOD
                                                                       ENDED
                                                                    JUNE 30,
                                                                    1998 (A)
                                                                 -----------
NET ASSET VALUE, BEGINNING OF PERIOD..........................        $10.00
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income......................................          0.20
   Net realized and unrealized losses.........................        (0.06)
                                                                    --------
     Total from investment operations.........................          0.14
                                                                    --------

DISTRIBUTIONS
   Net investment income......................................        (0.20)
                                                                    --------
NET ASSET VALUE, END OF PERIOD................................         $9.94
                                                                    ========
Ratio of net expenses to average net assets (b)...............      1.10%(d)
Ratio of net investment income to average net assets (c)......      5.13%(d)
Total return (c)..............................................         1.42%
Net assets, end of period (000's).............................        $1,029


(a) From commencement of operations on February 4, 1998.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 16.25% for the period ended June 30, 1998.
(c) Computed giving effect to Adviser's expense limitation undertaking.
(d) Annualized

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

SR&F High-Yield Municipals Portfolio

                                                                      PERIOD
                                                                       ENDED
                                                                    JUNE 30,
                                                                    1998 (A)
                                                                ----------------
SELECTED RATIOS
Ratio of net expenses to average net assets ...............         0.47%(b)
Ratio of net investment income to average net assets.......         5.72%(b)
Portfolio turnover rate....................................               3%


(a) From commencement of operations on February 2, 1998.
(b) Annualized

Report of Independent Auditors
--------------------------------------------------------------------------------

         To the Board of Trustees of the Stein Roe Advisor Trust and the SR&F Base Trust


         We have audited the accompanying statement of assets and liabilities of Stein Roe Advisor High Yield Municipals Fund as of June 30, 1998 and the related statement of operations, statement of changes in net assets and financial highlights for the period February 4, 1998 to June 30, 1998. We have also audited the accompanying statement of assets and liabilities, including the portfolio of investments, of SR&F High Yield Municipals Portfolio as of June 30, 1998 and the related statement of operations, statement of changes in net assets and financial highlights for the period February 2, 1998 to June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Stein Roe Advisor High Yield Municipals Fund and SR&FHigh Yield Municipals Portfolio at June 30, 1998, and the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


  /s/ Ernst & Young LLP


Chicago, Illinois
August 14, 1998

Stein Roe Advisor Trust
--------------------------------------------------------------------------------

TRUSTEES
Thomas W. Butch
President, Mutual Fund Division and Director,
   Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
   Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
   Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
   Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
   Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
   University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

OFFICERS
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President, Chief Financial Officer David P. Brady, Vice President
Kevin M. Carome, Vice President, Assistant Secretary
Daniel K. Cantor, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Michael T. Kennedy, Vice President
Stephen F. Lockman, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
M. Jane McCart, Vice President
John S. McLandsborough, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Richard B. Peterson, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President, Secretary
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
   Investment Adviser
State Street Bank and Trust Company
   Custodian
Colonial Investors Service Center, Inc.
   Transfer Agent
Bell, Boyd & Lloyd
   Legal Counsel to the Trust
Ernst & Young LLP
   Independent Auditors

                               Stein Roe & Farnham
                             One South Wacker Drive
                             Chicago, IL 60606-1130
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.